                                                                   EXHIBIT 10.55


                           SECOND AMENDMENT dated as of June 7, 2001 (this
                  "Amendment"), to the Amended and Restated Credit Agreement, dated as of February 14, 2001, as amended and restated as of March 30, 2001 (the "Credit Agreement"), as amended by the First Amendment and Waiver dated as of May 8, 2001, among ALAMOSA HOLDINGS, INC. ("Superholdings"), ALAMOSA (DELAWARE), INC. ("Alamosa Delaware"), ALAMOSA HOLDINGS, LLC (the "Borrower" and, together with Superholdings and Alamosa Delaware, the "Alamosa Parties"), the Lenders party thereto (the "Lenders"), EXPORT DEVELOPMENT CORPORATION, as Co-Documentation Agent, FIRST UNION NATIONAL BANK, as Documentation Agent, TORONTO DOMINION (TEXAS), INC., as Syndication Agent, and CITICORP USA, INC., as Administrative Agent and Collateral Agent (the "Agent").

                  WHEREAS the Alamosa Parties have requested that certain provisions of the Credit Agreement be amended, in the manner provided for in this Amendment, and the Required Lenders are willing to agree to such amendments on the terms and conditions hereinafter set forth.


                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2. Amendments. (a) Section 5.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "SECTION 5.16. Delivery of Revised Business Plans. Within 45 days after the effective date of the Second Amendment to this Agreement, dated as of June 7, 2001, among the Superholdings, Alamosa Delaware, the Borrower and the Required Lenders, Alamosa Delaware shall deliver to the Lenders an 8-year business plan of each of Alamosa Delaware and the Borrower, in form and substance satisfactory to the Required Lenders."

                  (b) Paragraph (d) of Article VII of the Credit Agreement is hereby amended by replacing the word "or" immediately prior to the reference to "5.15" with a comma and inserting the words "or 5.16" immediately prior to the words "or in Article VI".

                  3. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders, the Collateral Agent, the Syndication Agent, the Co-Documentation Agent, the Documentation Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Alamosa Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  4. Agreements of the Borrower. The Borrower hereby agrees that from the date hereof until such date as Alamosa Delaware shall have complied with the provisions of Section 5.16 of the Credit Agreement, as amended by this Amendment, it shall not effect any Borrowing or deliver any Borrowing Request under the Credit Agreement and any Borrowing Request delivered during such period shall be ineffective.

                  5. Representations and Warranties. Each of the Alamosa Parties hereby represents and warrants to the Agent and the Lenders as of the date hereof as follows:

                  (a) Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Alamosa Parties of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Alamosa Parties, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) All representations and warranties of the Alamosa Parties contained in Article III of the Credit Agreement (other than representations or warranties expressly made only on and as of the Restatement Effective Date) are true and correct in all material respects as of the date hereof.

                  6. Effectiveness. This Amendment shall become effective on the date when the Agent shall have received counterparts hereof duly executed and delivered by the Alamosa Parties and the Required Lenders.

                  7. Expenses. The Alamosa Parties, jointly and severally, agree to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                  8. GOVERNING LAW; COUNTERPARTS. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              ALAMOSA HOLDINGS, INC.,

                                  By /s/ Kendall W. Cowan
                                     ----------------------------------
                                     Name: Kendall W. Cowan
                                     Title: Chief Financial Officer


                              ALAMOSA (DELAWARE), INC.,

                                  By /s/ Kendall W. Cowan
                                     ----------------------------------
                                     Name: Kendall W. Cowan
                                     Title: Chief Financial Officer


                              ALAMOSA HOLDINGS, LLC,

                                  By /s/ Kendall W. Cowan
                                     ----------------------------------
                                     Name: Kendall W. Cowan
                                     Title: Chief Financial Officer


                              CITICORP USA, INC., individually and as
                              Administrative Agent,


                                  By /s/ John P. Judge
                                     ----------------------------------
                                     Name: John P. Judge
                                     Title: Vice President and Director


                              CITICORP NORTH AMERICA, INC.,


                                  By /s/ John P. Judge
                                     ----------------------------------
                                     Name: John P. Judge
                                     Title: Vice President  and Director

                                                           SIGNATURE PAGE to
                                                           SECOND AMENDMENT,
                                                   dated as of June 7, 2001,
                                                    to ALAMOSA HOLDINGS, LLC
                                       AMENDED AND RESTATED CREDIT AGREEMENT






                        To approve the Second Amendment:


                        Name of Institution:  THE BANK OF NOVA SCOTIA
                                              -----------------------

                                                By  /s/ P.A. Weissenberger
                                                    ---------------------------
                                                    Name: P.A. Weissenberger
                                                    Title: Authorized Signatory

                                                               SIGNATURE PAGE to
                                                               SECOND AMENDMENT,
                                                       dated as of June 7, 2001,
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT






                        To approve the Second Amendment:


                        Name of Institution: EXPORT DEVELOPMENT CORPORATION
                                             ------------------------------

                                                  By  /s/ Luisa Rebolledo
                                                      --------------------------
                                                      Name: Luisa Rebolledo
                                                      Title:  Loan Asset Manager


                                                  By  /s/ Sadig Raza
                                                      --------------------------
                                                       Name: Sadig Raza
                                                       Title: Loan Asset Manager

                                                               SIGNATURE PAGE to
                                                               SECOND AMENDMENT,
                                                       dated as of June 7, 2001,
                                                        to ALAMOSA HOLDINGS, LLC
                                           AMENDED AND RESTATED CREDIT AGREEMENT






                        To approve the Second Amendment:


                        Name of Institution: TORONTO DOMINION (TEXAS), INC.
                                             ------------------------------

                                                  By  /s/ Alva J. Jones
                                                      ------------------------
                                                      Name: Alva J. Jones
                                                      Title: Vice President

                                                              SIGNATURE PAGE to
                                                              SECOND AMENDMENT,
                                                      dated as of June 7, 2001,
                                                       to ALAMOSA HOLDINGS, LLC
                                          AMENDED AND RESTATED CREDIT AGREEMENT






                       To approve the Second Amendment:


                       Name of Institution: GENERAL ELECTRIC CAPITAL CORPORATION
                                            ------------------------------------

                                                  By  /s/ Brian P. Ward
                                                      ------------------------
                                                      Name: Brian P. Ward
                                                      Title:  Manager-Operations

                                                              SIGNATURE PAGE to
                                                              SECOND AMENDMENT,
                                                      dated as of June 7, 2001,
                                                       to ALAMOSA HOLDINGS, LLC
                                          AMENDED AND RESTATED CREDIT AGREEMENT






                        To approve the Second Amendment:


                        Name of Institution: COBANK, ACB
                                             -----------

                                                By  /s/ Anita Youngblut
                                                    ---------------------------
                                                    Name: Anita Youngblut
                                                    Title:  Vice President

                                                             SIGNATURE PAGE to
                                                             SECOND AMENDMENT,
                                                     dated as of June 7, 2001,
                                                      to ALAMOSA HOLDINGS, LLC
                                         AMENDED AND RESTATED CREDIT AGREEMENT






                        To approve the Second Amendment:


                        Name of Institution: FIRST UNION NATIONAL BANK
                                             -------------------------

                                             By  /s/ Stephen G. Locke
                                                 -------------------------------
                                                 Name: Stephen G. Locke
                                                 Title: Assistant Vice President